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                                                                    Exhibit 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of HEI, Inc. on Forms S-8 (File Nos. 33-33322, 33-46928, 33-46929 and
333-49489) of our report dated September 26, 1997, on our audit of the financial statements of HEI, Inc. for the year ended August 31, 1997, which report is included as an exhibit to its Annual Report on Form 10-KSB for the year ended August 31, 1999.

                                                      PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
November 24, 1999